UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): February 10, 2005
                                                       -----------------

                         Centennial Communication Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-19603                              06-1242753
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       (Commission File Number)         (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.
            ------------------------------------------

On February 10, 2005, Centennial Communications Corp. entered into an amendment to its senior secured credit agreement (the "Amendment"), which lowered the interest rate on term loan borrowings by 50 basis points through a reduction in the LIBOR spread from 2.75 percent to 2.25 percent. The Amendment also provides Centennial with additional flexibility under certain of the covenants. The foregoing description of the Amendment is qualified in its entirety by reference to the provisions of the Amendment, a copy of which is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.




Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

   (c)      Exhibits.

            10.1 Amendment No. 1 and Agreement dated as of February 10, 2005, to the Credit Agreement dated as of February 9, 2004, among Centennial Cellular Operating Co. LLC, as Borrower; Centennial Puerto Rico Operations Corp., as PR Borrower; Centennial Communications Corp., as a Guarantor; the other Guarantors party thereto; Credit Suisse First Boston, as joint lead arranger and administrative agent; Lehman Brothers, Inc., as joint lead arranger; Lehman Commercial Paper, Inc., as syndication agent, and the Lenders party thereto.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


                                       By:    /s/ Tony L. Wolk
                                          -------------------------
Date:  February 10, 2005                  Tony L. Wolk
                                          Senior Vice President, General Counsel

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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------


10.1 Amendment No. 1 and Agreement dated as of February 10, 2005, to the Credit Agreement dated as of February 9, 2004, among Centennial Cellular Operating Co. LLC, as Borrower; Centennial Puerto Rico Operations Corp., as PR Borrower; Centennial Communications Corp., as a Guarantor; the other Guarantors party thereto; Credit Suisse First Boston, as joint lead arranger and administrative agent; Lehman Brothers, Inc., as joint lead arranger; Lehman Commercial Paper, Inc., as syndication agent, and the Lenders party thereto.

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